Exhibit 99.1

NOTE AND STOCK PURCHASE AGREEMENT

This NOTE AND STOCK PURCHASE AGREEMENT (the “Note Agreement’) is made as of the ____ day of _________, 2007 by and among The Enlightened Gourmet, Inc. (“the Company”) and _____________ (the “Purchaser”).

The parties hereby agree as follows:

1.

AMOUNT AND TERMS OF THE LOAN; ISSUANCE OF COMMON STOCK

1.1

The Loan. Subject to the terms of this Note Agreement, the Purchaser agrees to lend to the Company the amount and on the terms set forth in the promissory note in substantially the form attached hereto as Exhibit A (the “Note”). The amount of the Note is also the “Loan Amount.” Unless otherwise defined, the capitalized terms herein shall have the meanings assigned to such terms in the Note. The parties hereto agree that the Note is one of a number of promissory notes, which are substantially the same as the Note (the ‘Notes”), which Notes are being issued in the aggregate amount of $___,000 as seventh bridge financing by the Company. The minimum amount of each Note will be $25,000. The Purchasers hereby agrees to purchase an aggregate principal amount of $___,000 in Notes (the “Loan Amount”).

1.2

Issuance of Stock. In addition to issuing each Purchaser a Note for the Loan Amount, the Company agrees to provide to Purchaser, as part of Purchaser’s compensation for making such investment, that number of shares of the Company’s common stock (the “Stock”) equal to the following formula:

___00,000 shares multiplied by the fraction of the Loan Amount divided by $___,000

It is understood by the Purchaser that all such shares of Stock will be unregistered. As such, there is no public or other market for the Stock being provided to the Purchaser, nor is there any guarantee that there will ever be such a market in the future. Both the Notes and Stock being provided to the Purchaser may not be transferred or resold except pursuant to registration or qualification under the Securities Act of 1933, as amended, (the “1933 Act”) and applicable state securities laws or an exemption therefrom. For these reasons, a Purchaser will be required to bear the financial risks of the investment and may be required to retain ownership of the Stock for an indefinite period of time.

1.3

The Company and the Purchaser, having adverse interests and as a result of arm’s length bargaining, agree that:

(a)

Neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Note Agreement;

(b)

The Stock is not being issued as compensation;

(c)

All tax returns and other information return of each party relative to this Note Agreement and the Note and Stock issued pursuant hereto shall consistently reflect the matters agreed to in (a) through (c) above.

2.

THE CLOSING

2.1

Closing Date. The closing of the purchase and sale of the Note (the “Closing”) shall be held in accordance with Section 6.8 (the “Closing Date”).

2.2

Delivery. Prior to the Closing, the Purchaser will execute this Note Agreement (and other required documents) and deliver the Loan Amount into escrow with Sichenzia Ross Friedman Ference LLP, as escrow agent, pursuant to wire or other instructions to be established. Promptly after the Closing, the Company shall issue and deliver to the Purchaser a Note in favor of the Purchaser payable in the principal amount of the Loan Amount and shares of Stock in accordance with Section 1.2.

3.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to each Purchaser as follows:

3.1

Corporate Power. The Company will have at the Closing Date all requisite corporate power to execute and deliver this Note Agreement and to carry out and perform its obligations under the terms of this Note Agreement.

3.2

Authorization. All corporate action on the part of the Company and its directors necessary for the authorization, execution, delivery and performance of this Note Agreement by the Company and the performance of the Company’s obligations hereunder has been taken.

3.3

Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and shares of Stock (the “Offering”) are and will be exempt from the registration and prospectus delivery requirements of the 1933 Act and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1

Purchase for Own Account. The Purchaser represents that it is acquiring the Note, and the Stock (collectively, the “Securities”) solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.2

Information and Sophistication. The Purchaser acknowledges that it has received all the information it has requested from the Company that it considers necessary or appropriate for deciding whether to acquire the Securities, including all of the Company’s filings with the Securities and Exchange Commission.. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. The Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3

Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment. Purchaser can also bear the risk of the lack of liquidity of this investment.

4.4

Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the 1933 Act.

4.5

Further Assurances. The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note Agreement.

4.6

Authorization. lf a natural person, the Purchaser is: a bona fide resident of the state set forth on the signature page of this Note Agreement which is the home or residence address of such Purchaser; over 21 years of age; and legally competent to execute this Note Agreement and to carry out his or her obligations hereunder in accordance with the terms and provisions hereof If an entity, the Purchaser has full power and authority to execute and deliver this Note Agreement and to carry out its obligations hereunder in accordance with the terms and provisions hereof; and the execution, delivery and performance of this Note Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the Purchaser.

4.7

Own Due Diligence. The Purchaser has conducted its own due diligence in connection with the terms and conditions of the offering. The Purchaser has taken all the steps necessary to evaluate the merits and risks of an investment in the Company.

4.8

ADDITIONAL BUSINESS RISKS. The Purchaser is fully aware that an investment in the Company involves significant business risks, including, but are not limited to, the following: (i) the Company has limited prior operating history; (ii) there will be no public market for the Securities; (iii) the Securities have not been registered under the 1933 Act or under the securities laws of any state and, therefore, cannot be resold unless they are subsequently so registered or an exemption from such registration is available; (iv) the Company may have inadequate funds to repay the Notes when due, and will be relying upon future raises of capital in order to repay the Notes. There is no guarantee that the Company will be able to raise additional funds or to repay the Notes.

5.

ADDITIONAL DISCLOSURES

5.1.

Placement Agent. The Securities are being sold by Charles Morgan Securities, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (the “NASD”), as placement agent. In addition to other compensation to be received by Charles Morgan Securities in connection with services provided to the Company, Charles Morgan Securities will receive a commission equal to ten percent (10%) of the aggregate purchase price of the Notes sold to investors, plus an additional three percent (3%) of the purchase price for non-accountable expenses.

5.2.

Risk Factors. An investment in the Company involves a high degree of risk and is suitable only for those persons who do not require liquidity from such investment, and who can afford to bear the economic risk of the complete loss of their investment. Each Purchaser should consider carefully the risk factors involved in an investment in the Company, including, but not limited to, those discussed below, and should consult its own legal, tax and financial advisors with respect thereto.

(a)

Risk That Company Does Not Raise Additional Capital or That Company Has Inadequate Capital To Complete Its Business Plan. As discussed above, the money. being raised in this offering is not adequate to satisfy all of the ongoing needs of the Company. Even if the Company successfully fully subscribes this offering, the Company will need to raise substantial additional capital in order to repay the Notes. Capital raised in this offering is only adequate to provide interim financing.

(b)

New Businesses Are Speculative. The purchase of the Notes offered hereby involves a high degree of risk. New businesses are inherently speculative, and Notes should be purchased only by persons who can afford to lose their entire investment and who have no need for liquidity with respect to their investment. Only a small percentage of new companies generate profits. The success of any new business cannot be predicted with any degree of certainty. The Company has limited financial resources, and has minimal operating history. THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER BE ABLE TO RAISE NECESSARY ADDITIONAL CAPITAL; OR THAT THE COMPANY WILL OPERATE PROFITABLY EVEN IF IT RAISES ADDITIONAL CAPITAL. THUS, THERE IS NO GUARANTEE THAT ANY INVESTMENT WILL BE RETURNED. THE INVESTOR UNDERSTANDS THAT HE MAY LOSE THE ENTIRETY OF HIS IN VESTMENT.

(c)

Competition and Barriers to Market Entry. The Company faces intense competition in the industry from other companies attempting to develop and market similar products, who may currently or in the future provide competing services or may enter the market. These other providers, in many cases, are larger and more established than the Company and may have far greater resources, experience, contacts or name recognition in the industry. Additionally, the Company faces various obstacles to market entry, including costs and other barriers associated with obtaining shelf space in retail outlets and competition from more established companies.

(d)

Reliance on Key Personnel. The operations of the Company will be largely dependent upon the personal efforts of key personnel. There is no guarantee that the Company will be able to identify, attract, motivate, train and retain highly skilled managerial, financial, technical, business development, sales and marketing and other personnel. Competition for these employees is intense.

(e)

Uncertainty of Sales and Market Acceptance. There is no guarantee that the marketing methods to be utilized by the Company will be successful or that the Company will be able to generate adequate sales to become profitable. Certain market competitors may have existing or superior sales and marketing methods and techniques, or name recognition, which may impose a barrier to entry or diminish the ability of the Company to make or establish business inroads. To the extent that the Company cannot effectively compete in marketing, the Company may not generate profits.

(f)

Transfer Restrictions. There are extensive restrictions on the transferability of the Securities being purchased. Each prospective investor will be required to represent that he or she is acquiring the Securities for investment purposes only and not with a view towards the distribution or resale thereof.  Transfer of the Securities are subject to resale restrictions under the 1933 Act, and applicable state securities laws. Thus, an investor may have to bear the economic risk of his or her investment in the Company for an indefinite period.

(g)

Notes Not Registered. The Notes offered hereby will not be registered with the Securities and Exchange Commission under the 1933 Act, but will be offered in reliance upon an exemption thereunder.

(h)

Dilution. The Company reserves the right to secure additional financing as may be required for continued operations, to complete intended acquisitions, or for further growth of the Company. Any such arrangement will result in dilution of each investor’s interest in the Stock being received. Funds received by the Company from any subsequent financing may be inadequate to repay the Notes of the Purchaser.

(i)

Dependence Upon Offering and Subsequent Financing. The Company’s ability to continue operations; to make intended acquisitions; and to meet its business plan, and to repay the Notes is wholly contingent upon the successful completion of this offering and the receipt of the proceeds from investors; as well as the completion of additional rounds of financing subsequently. In the event that this offering or any subsequent financing efforts are not successful, the Company may have inadequate capital to maintain operations or to repay the Notes, which may result in a complete loss of investment to the Purchaser.

(j)

Taxes. No representation or warranty of any kind is made by the Company or its counsel with respect to any tax consequences relating to a prospective investor’s purchase. Each prospective investor should seek his or her own tax advice concerning the purchase of the Securities. Prospective investors should speak to their own tax advisors.

(k)

Lack of Independent Counsel for Investors. The investors in this offering have not been separately represented by independent counsel in the formulation of this offering and are urged to obtain their own legal counsel to review the terms and conditions of this offering. As a result, there has been no independent review of the Company’s proposed activities, nor have the terms of this offering been negotiated at arm’s length.

(1)

Loans. Since funds in excess of those being raised in this offering are needed for the Company’s operations, the Company intends to raise additional financing. The Company has the right to make or arrange for a loan to the Company which will have priority before any shareholder may have a right to any distribution upon liquidation, any dividend or any right of redemption. The repayment of any such loans will have the effect of causing a potential loss to investors in the event that available cash flow is insufficient to return capital contributions to investors upon any liquidation of the Company or request for redemption.

(m)

Uncertain Nature of Costs and Income. Although efforts have been made to project accurate operational costs and income for the Company, certain costs or income may not have adequately been budgeted or projected. Moreover, many such projections are based upon incomplete or uncertain information or conditions that cannot be fully anticipated by management at this time.

(n)

Uncertain Industry Trends. Management cannot predict with any certainty any changes in the industry that might adversely effect any operations of the business.

(o)

Inadequacy of Collateral Securing Notes Although the Notes are being secured by certain collateral, the collateral being provided is inadequate to fully secure the Note obligations. Moreover, the security interest is a subordinated interest behind other investors in the principal amount of Two Million Three Hundred and Seventy-Five Thousand Dollars (not including interest) ($2,375,000). Any default on the Notes may result in the complete loss of the investor’s investment.

6.

MISCELLANEOUS

6.1

Binding Agreement. The terms and conditions of this Note Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Note Agreement, except as expressly provided in this Note Agreement.

6.2

Governing Law. This Note Agreement shall be governed by and construed under the laws of the New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York.

6.3

Counterparts. This Note Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4

Titles and Subtitles. The titles and subtitles used in this Note Agreement are used for convenience only and are not to be considered in construing or interpreting this Note Agreement.

6.5

Notices. Any notice required or permitted under this Note Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or one (1) business day after deposit with a nationally recognized overnight delivery service, addressed to the Company at its corporate offices or to Purchaser at the address listed in this Note Agreement , or at such other address as such party may designate by ten (10) days advance written notice to the other party.

6.6

Modification; Waiver. No modification or waiver of any provision of this Note Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

6.7

Entire Agreement. This Note Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

6.8

Effectiveness and Closing. The funds delivered by the Purchaser to the Company pursuant to this Note Agreement will be held in escrow by Sichenzia Ross Friedman Ference LLP until all documentation has been signed in connection with this purchase and the company has accepted the offer of the Purchaser. Upon the Company’s acceptance of the offer, all parties hereto consent that Sichenzia Ross Friedman Ference LLP may release any funds in escrow to the Company upon instructions received by the Company. No minimum amount of subscription to the Notes being offered shall be required for the Company to consummate this transaction.

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IN WITNESS WHEREOF, the parties have executed this NOTE AND STOCK PURCHASE AGREEMENT as of the date first written above.

COMPANY:

THE ENLIGHTENED GOURMET, INC.

By: __________________________

Name: Alexander L. Bozzi, III

Title: President

PURCHASER:

By: __________________________

Name:

Title: